[PIONEER LOGO]



Pioneer
Micro-Cap
Fund


-------------------------
SEMIANNUAL REPORT 5/31/99
-------------------------

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                                             1
Portfolio Summary                                                    2
Performance Update                                                   3
Portfolio Management Discussion                                      5
Schedule of Investments                                              8
Financial Statements                                                13
Notes to Financial Statements                                       18
Report of Independent Public Accountants                            22
Trustees, Officers and Service Providers                            23
Programs and Services for Pioneer Shareowners                       24
Retirement Plans from Pioneer                                       26
The Pioneer Family of Mutual Funds                                  28

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 5/31/99
--------------------------------------------------------------------------------


 Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Micro-Cap Fund, covering the six months ended May 31, 1999. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

The six-month period proved to be a strong one for stock markets, reflecting the domestic economy's strength and investor confidence in the ability of corporations to sustain profitability. Smaller stocks posted solid gains but were unable to keep up with the continued robust returns of larger stocks. This may be starting to change, however. Investors, apparently tired of paying extremely high prices for a select number of large growth stocks, have recently found smaller value-oriented stocks more attractive. We believe this rotation toward stocks that have not participated in the huge run-up over the past few years is a healthy sign and is welcome news for investors in the Fund.

Turning to other matters, for those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Strategic Income Fund. The Fund holds a diverse portfolio of bonds from around the globe, including the U.S. To receive a prospectus for our newest fund - which you should read carefully before you invest or send money - or if you have questions regarding Pioneer Micro-Cap Fund, please contact your investment professional. Or call Pioneer at 1-800-225-6292. You can also visit Pioneer's web site at www.pioneerfunds.com.


Respectfully,


/s/ John F. Cogan, Jr.


John F. Cogan, Jr.
Chairman and President

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 5/31/99
--------------------------------------------------------------------------------


 P o r t f o l i o    D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[PIE CHART}

U.S. Common Stocks                  93%
Short-Term Cash Equivalents          5%
International Common Stocks          2%



 S e c t o r    D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


[PIE CHART]

Technology                         23%
Financial                          22%
Consumer Cyclicals                 17%
Consumer Stpales                    8%
Capital Goods                       7%
Basic Materials                     7%
Healthcare                          6%
Energy                              4%
Transportation                      3%
Utilities                           3%



 1 0    L a r g e s t    H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. Long Beach Financial Corp.            2.98%    6. EKCO Group, Inc.            2.26%
  2. Prime Group Realty Trust              2.97     7. West Marine, Inc.           2.26
  3. Centigram Communications              2.80     8. PRI Automation, Inc.        2.21
     Corp.
  4. Xionics Document Technologies,        2.67     9. Power-One, Inc.             2.08
     Inc.
  5. Gymboree Corp.                        2.27    10. IMCO Recycling, Inc.        2.05

 Fund holdings will vary for other periods.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/99                                       CLASS A SHARES
--------------------------------------------------------------------------------


S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  5/31/99         11/30/98
                           $ 16.07         $ 13.85

Distributions per Share    Income          Short-Term          Long-Term
(11/30/98 - 5/31/99)       Dividends       Capital Gains       Capital Gains
                                -               -                    -


I n v e s t m e n t    R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund at public offering price, compared to the growth of the Merrill Lynch Micro-Cap Index.

--------------------------------------
Average Annual Total Returns
(As of May 31, 1999)

                               Public
              Net Asset       Offering
Period          Value          Price*
Life-of-Fund    6.12%          3.35%
(2/28/97)
1 Year          -2.55          -8.17
--------------------------------------

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.


[MOUNTAIN CHART]

[START PLOT POINTS]

 2/97                 9,425          10,000
 5/97                 9,874           9,981
                     11,099          11,620
11/97                11,206          12,053
                     11,540          12,616
 5/98                11,051          12,810
                      7,640           9,282
11/98                 9,282          10,770
                      9,603          11,014
 5/99                10,769          12,127


[END PLOT POINTS]


The Merrill Lynch Micro-Cap Index measures the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/99                                       CLASS B SHARES
--------------------------------------------------------------------------------


S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  5/31/99         11/30/98
                            $ 15.83         $ 13.69

Distributions per Share     Income          Short-Term          Long-Term
(11/30/98 - 5/31/99)       Dividends       Capital Gains       Capital Gains
                               -                -                    -

I n v e s t m e n t    R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund compared to the growth of the Merrill Lynch Micro-Cap Index.

------------------------------------
Average Annual Total Returns
(As of May 31, 1999)

                   If         If
 Period           Held     Redeemed*
 Life-of-Fund    5.43%      4.17%
 (2/28/97)
 1 Year          -3.18      -7.05
 -----------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[MOUNTAIN CHART]

[START PLOT POINTS]

 2/97           10000         10000
 5/97           10473          9981
                11753         11620
11/97           11847         12053
                12173         16216
 5/98           11633         12810
                 8025          9282
11/98            9740         10770
                10067         11014
 5/99           10963         12127

[END PLOT POINTS]


The Merrill Lynch Micro-Cap Index measures the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/99
--------------------------------------------------------------------------------

In the following discussion, Theresa Hamacher, leader of Pioneer Micro-Cap Fund's investment team, discusses the market environment and the Fund's strategy for the six months ending May 31, 1999. Ms. Hamacher assumed responsibility for the Fund in March. An investment professional for more than 15 years, Ms. Hamacher is Pioneer's chief investment officer and oversees the team of analysts responsible for the Fund's management.


Q:  Smaller stocks rallied over the last six months. Did this help the Fund?

A: Things started to look up for small stocks over the last six months. And, although micro-caps did not keep pace with the biggest issues, they certainly closed the gap in performance from 1998. The Merrill Lynch Micro-Cap Index, an unmanaged measure of stocks with market capitalizations between $50 million and $125 million, posted a 12.60% return.

Q:  How did the Fund perform?

A: The Fund bounced back from the sharp sell-off in small stocks in August and September 1998 to produce solid returns. Class A shares returned 16.03%, and Class B 15.63%, both at net asset value. In comparison, the Fund's Lipper, Inc. peer group of 55 micro-cap funds returned an average of 19.78% for the same period. (Lipper is an independent company that tracks mutual fund performance.)

Q: Technology stocks were one area that bounced back. What other sectors or stocks helped performance?

A: I am pleased to say that adept stock-picking among technology offerings helped Fund performance. Verity, a computer software firm that we sold out of during the period, and Netrix, a developer of computer networking products, performed exceedingly well. In

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/99                           (continued)
--------------------------------------------------------------------------------

    addition, consumer stocks such as Koala, which produces the diaper changing tables found in many public areas, was a strong performer. Financial stocks also boosted performance. The largest gainers in this area included Long Beach Financial, a sub-prime mortgage company, and Prime Group Realty, a real estate investment trust. In fact, many of the Fund's new holdings are in real estate investment trusts, which we purchased earlier in the year when their prices dropped to attractive levels, and we are pleased with their performance so far.

    There were portfolio holdings that disappointed. Dura Products, a stock we shed out of the portfolio, and R.G. Barry, the footwear company that makes Dearfoam slippers, were among those with negative returns. In addition, one technology-related company, Mortice Kern Systems suffered after announcing that its earnings would not meet Wall Street expectations.

Q:  What is your vision for the Fund?

A: We are looking for quality companies with strong franchises and competitive positions. And we're looking for them with an eye to value - wanting to buy when they are out of favor. Over the last year, in a market driven by momentum, many of these stocks were unfairly punished. We are encouraged by the performance of portfolio holdings since the last quarter of 1998 and believe the Fund is well positioned as we move into the second half of the fiscal year.

Q: The Fund recently completed its second year. How would you assess its longer term performance?

A: Two years is a short time when evaluating an equity fund, especially a micro-cap fund. Over the past two years investors have gravitated toward large-company growth stocks and have ignored many smaller stocks. But we do not think that large company growth stocks will dominate the market forever and we are already seeing a shift in the market toward smaller, value-oriented companies. Over the long term, we believe micro-cap stocks have the potential to outperform larger stocks. Of course, there are additional risks involved in micro-cap investing, including periods of illiquidity in certain stocks and company managements that may not be as experienced as their counterparts at large companies.

Q:  What is your outlook for micro-cap stocks over the next six months?

A: We are very enthusiastic about the prospects for micro-cap stocks. In 1998 the smallest stocks underperformed large company stocks, as measured by the Standard & Poor's 500 Index, by 28 percentage points. But over the last six months we've seen some shifting. Investors seem to be more interested in fundamentals rather than jumping on the growth-at-any price bandwagon.

    Meanwhile, valuations for micro-cap stocks relative to large-cap stocks remain attractive, even after the recent rally. If the domestic economy slows in the second half of the year, we expect that the value-oriented companies in the portfolio should be able to prosper. As we've said in the past, we believe micro-cap value stocks can serve an important role in a long-term investor's portfolio.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/99
--------------------------------------------------------------------------------

Shares                                                            Value
             COMMON STOCKS - 95.0%
             Basic Materials - 6.3%
             Agricultural Products - 0.7%
  37,500     Alico, Inc.                                     $  595,312
                                                             ----------
             Chemicals (Specialty) - 1.3%
  70,000     Vallen Corp.*                                   $1,137,500
                                                             ----------
             Gold & Precious Metals Mining - 0.8%
 200,000     Cambior Inc.                                    $  662,500
                                                             ----------
             Iron & Steel - 2.0%
 100,000     IMCO Recycling, Inc.                            $1,675,000
                                                             ----------
             Paper & Forest Products - 1.5%
  53,600     Deltic Timber Corp.                             $1,333,300
                                                             ----------
             Total Basic Materials                           $5,403,612
                                                             ----------
             Capital Goods - 6.6%
             Aerospace/Defense - 1.2%
 180,000     First Aviation Services Inc.*                   $  990,000
                                                             ----------
             Electrical Equipment - 2.6%
  24,500     Genlyte Group, Inc.*                            $  525,218
 104,000     Power-One, Inc.*                                 1,696,500
                                                             ----------
                                                             $2,221,718
                                                             ----------
             Machinery (Diversified) - 1.2%
 205,485     Riviera Tool Co.*+                              $1,027,425
                                                             ----------
             Metal Fabricators - 1.1%
 160,000     N N Ball & Roller, Inc.                         $  920,000
                                                             ----------
             Office Equipment & Supplies - 0.5%
  41,600     Nashua Corp.*                                   $  473,200
                                                             ----------
             Total Capital Goods                             $5,632,343
                                                             ----------
             Consumer Cyclicals - 16.4%
             Consumer (Jewelry, Novelties & Gifts) - 1.7%
  53,000     Jan Bell Marketing, Inc.*                       $  162,313
  55,000     Koala Corp.*                                     1,313,125
                                                             ----------
                                                             $1,475,438
                                                             ----------

8    The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                          Value
            Footwear - 1.7%
125,800     R. G. Barry Corp.*                            $ 1,014,263
 40,000     Vans Inc.*                                        437,500
                                                          -----------
                                                          $ 1,451,763
                                                          -----------
            Household Furnishings & Appliances - 2.3%
 50,000     Bassett Furniture Industries Inc.             $ 1,200,000
 25,000     ITI Technologies, Inc.*                           600,000
 20,000     Recoton Corp.*                                    200,000
                                                          -----------
                                                          $ 2,000,000
                                                          -----------
            Leisure Time (Products) - 0.8%
 63,000     Equity Marketing, Inc.*                       $   661,500
                                                          -----------
            Retail (Home Shopping) - 0.5%
 20,000     Coldwater Creek Inc.*                         $   400,000
                                                          -----------
            Retail (Specialty) - 3.7%
 70,000     Lithia Motors Inc.*                           $ 1,325,625
143,000     West Marine, Inc.*                              1,841,125
                                                          -----------
                                                          $ 3,166,750
                                                          -----------
            Retail (Specialty-Apparel) - 2.2%
150,000     Gymboree Corp.*                               $ 1,846,875
                                                          -----------
            Services (Commercial & Consumer) - 1.4%
 75,000     Right Management Consultants, Inc.*           $ 1,228,125
                                                          -----------
            Textiles (Home Furnishings) - 2.1%
388,000     EKCO Group, Inc.*                             $ 1,843,000
                                                          -----------
            Total Consumer Cyclicals                      $14,073,451
                                                          -----------
            Consumer Staples - 7.7%
            Foods - 2.7%
 58,000     Celestial Seasonings Inc.*                    $ 1,116,500
145,000     Zapata Corp.                                    1,169,063
                                                          -----------
                                                          $ 2,285,563
                                                          -----------
            Household Products (Non-Durables) - 1.7%
 40,000     National Presto Industries, Inc.              $ 1,492,500
                                                          -----------
            Restaurants - 1.7%
135,500     Taco Cabana, Inc.*                            $ 1,448,157
                                                          -----------
            Services (Facilities & Environment) - 1.6%
 65,312     Tetra Tech, Inc.*                             $ 1,387,880
                                                          -----------
            Total Consumer Staples                        $ 6,614,100
                                                          -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/99                                     (continued)
--------------------------------------------------------------------------------

Shares                                                          Value
              Energy - 3.5%
              Oil & Gas (Exploration/Production) - 3.5%
4,700,000     Abacan Resources Corp.*                      $   728,500
   50,000     St. Mary Land & Exploration Co.                1,000,000
  100,000     Tom Brown Inc.*                                1,293,750
                                                           -----------
              Total Energy                                 $ 3,022,250
                                                           -----------
              Financial - 20.8%
              Consumer Finance - 4.8%
   90,000     Litchfield Financial Corp.                   $ 1,462,500
  170,000     Long Beach Financial Corp.*                    2,433,125
   75,000     United PanAm Financial Corp.*                    229,688
                                                           -----------
                                                           $ 4,125,313
                                                           -----------
              Financial (Diversified) - 10.4%
   75,000     Dollar Thrifty Automotive Group, Inc.        $ 1,593,750
   45,000     First Washington Realty Trust                    978,750
   95,000     Lasalle Hotel Properties                       1,335,937
   50,000     Penn Real Estate Investment Trust              1,037,500
  150,000     Prime Group Realty Trust                       2,418,750
  280,000     Transmedia Network, Inc.*                      1,050,000
   50,000     Wellsford Real Properties, Inc.*                 521,875
                                                           -----------
                                                           $ 8,936,562
                                                           -----------
              Insurance (Property/Casualty) - 2.3%
  200,000     Gainsco, Inc.                                $   912,500
  100,000     Highlands Insurance Group*                     1,068,750
                                                           -----------
                                                           $ 1,981,250
                                                           -----------
              Savings & Loan Companies - 3.3%
  100,000     First Security Federal Financial, Inc.       $ 1,187,500
   80,000     First Washington Bancorp, Inc.                 1,625,000
                                                           -----------
                                                           $ 2,812,500
                                                           -----------
              Total Financial                              $17,855,625
                                                           -----------
              Healthcare - 6.1%
              Biotechnology - 2.0%
  142,500     Immulogic Pharmaceutical Corp.*              $   267,187
  375,000     Texas Biotechnology Corp.*                     1,476,563
                                                           -----------
                                                           $ 1,743,750
                                                           -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                              Value
             Healthcare (Hospital Management) - 0.9%
  70,000     Triad Hospitals, Inc.*                           $   708,750
                                                              -----------
             Healthcare (Medical Products/Supplies) - 1.6%
 140,000     ArQule, Inc.*                                    $   638,750
  50,000     Young Innovations, Inc.*                             734,375
                                                              -----------
                                                              $ 1,373,125
                                                              -----------
             Healthcare (Specialized Services) - 1.6%
  60,000     National Dentex Corp.*                           $   941,250
  20,000     Pediatrix Medical Group Inc.*                        451,250
                                                              -----------
                                                              $ 1,392,500
                                                              -----------
             Total Healthcare                                 $ 5,218,125
                                                              -----------
             Technology - 22.2%
             Computers (Networking) - 1.7%
 429,500     Netrix Corp.*                                    $ 1,422,719
                                                              -----------
             Computers (Software & Services) - 4.4%
 209,200     Mortice Kern Systems, Inc.*                      $   681,896
  85,000     The Vantive Corp.*                                   924,375
 590,000     Xionics Document Technologies, Inc.*               2,175,625
                                                              -----------
                                                              $ 3,781,896
                                                              -----------
             Electronics (Component Distributors) - 5.8%
  75,000     Avid Thermal Technology Inc.*                    $ 1,500,000
  25,000     DSP Communications, Inc.*                            768,750
  82,600     Parlex Corp.*                                      1,135,750
 100,000     Sipex Corp.*                                       1,618,750
                                                              -----------
                                                              $ 5,023,250
                                                              -----------
             Equipment (Semiconductors) - 7.6%
  43,000     Align-Rite International, Inc.*                  $   553,625
  72,000     ATMI, Inc.*                                        1,584,000
  95,000     Helix Technology Corp.                             1,620,937
  73,500     PRI Automation, Inc.*                              1,800,750
  40,000     Watkins-Johnson Co.                                  990,000
                                                              -----------
                                                              $ 6,549,312
                                                              -----------
             Services (Computer Systems) - 2.7%
 237,500     Centigram Communications Corp.*                  $ 2,285,937
                                                              -----------
             Total Technology                                 $19,063,114
                                                              -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/99                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                    Value
                 Transportation - 2.8%
                 Railroads - 1.6%
    98,500       Railtex, Inc.*                                     $ 1,329,750
                                                                    -----------
                 Truckers - 1.2%
    80,000       Consolidated Freightways Corp.*                    $ 1,070,000
                                                                    -----------
                 Total Transportation                               $ 2,399,750
                                                                    -----------
                 Utilities - 2.6%
                 Natural Gas - 2.6%
    31,000       NUI Corp.                                          $   771,125
   155,000       Southwestern Energy Co.                              1,462,812
                                                                    -----------
                 Total Utilities                                    $ 2,233,937
                                                                    -----------
                 TOTAL COMMON STOCKS
                 (Cost $80,872,507)                                 $81,516,307
                                                                    -----------
   Principal
    Amount
                 TEMPORARY CASH INVESTMENTS - 5.0%
                 Commercial Paper - 5.0%
$2,611,000       Exxon Asset Management Co., 4.9%, 6/2/99           $ 2,611,000
 1,662,000       Prudential Finance Corp., 4.82%, 6/1/99              1,662,000
                                                                    -----------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $4,273,000)                                  $ 4,273,000
                                                                    -----------
                 TOTAL INVESTMENT IN SECURITIES - 100%
                 (Cost $85,145,507) (a)(b)                          $85,789,307
                                                                    ===========

*   Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At May 31, 1999, the net unrealized loss on investments based on cost for federal income tax purposes of $86,241,302 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $12,561,824

    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (13,013,819)
                                                                    -----------
    Net unrealized loss                                             $  (451,995)
                                                                    ===========

(b) At November 30, 1998, the Fund had a capital loss carryforward of $6,126,718 which will expire by 2006 if not utilized.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 1999, aggregated $37,679,596 and $54,837,162, respectively.


12    The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
BALANCE SHEET 5/31/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $4,273,000) (cost $85,145,507)                 $85,789,307
  Cash                                                                    545
  Receivables -
   Investment securities sold                                         134,963
   Fund shares sold                                                     6,316
   Dividends and interest                                              70,768
  Organizational costs - net                                           13,917
  Other                                                                 1,708
                                                                  -----------
     Total assets                                                 $86,017,524
                                                                  -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                $   462,081
   Fund shares repurchased                                            147,621
  Due to affiliates                                                   183,080
  Accrued expenses                                                     73,788
                                                                  -----------
     Total liabilities                                            $   866,570
                                                                  -----------
NET ASSETS:
  Paid-in capital                                                 $92,150,702
  Accumulated net investment loss                                    (466,752)
  Accumulated net realized loss on investments                     (7,176,796)
  Net unrealized gain on investments                                  643,800
                                                                  -----------
     Total net assets                                             $85,150,954
                                                                  ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $32,297,258/2,009,784 shares)                 $     16.07
                                                                  ===========
  Class B (based on $52,853,696/3,339,565 shares)                 $     15.83
                                                                  ===========
MAXIMUM OFFERING PRICE:
  Class A                                                         $     17.05
                                                                  ===========

The accompanying notes are an integral part of these financial statements.   13

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/99

INVESTMENT INCOME:
  Dividends                                                   $463,311
  Interest                                                     139,356
                                                              --------
    Total investment income                                                  $   602,667
                                                                             -----------
EXPENSES:
  Management fees                                             $453,725
  Transfer agent fees
   Class A                                                      79,557
   Class B                                                     100,980
  Distribution fees
   Class A                                                      42,020
   Class B                                                     270,268
  Administrative fees                                           24,139
  Custodian fees                                                22,054
  Registration fees                                             30,765
  Professional fees                                             24,517
  Printing                                                      14,924
  Organization costs                                             3,300
  Fees and expenses of nonaffiliated trustees                   14,296
  Miscellaneous                                                  5,568
                                                              --------
    Total expenses                                                           $ 1,086,113
    Less fees paid indirectly                                                    (16,694)
                                                                             -----------
    Net expenses                                                             $ 1,069,419
                                                                             -----------
     Net investment loss                                                     $  (466,752)
                                                                             -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments (including net realized
    loss of $4,929,705 from affiliated companies)                            $ 2,906,982
  Change in net unrealized loss on investments                                10,126,019
                                                                             -----------
   Net gain on investments                                                   $13,033,001
                                                                             -----------
   Net increase in net assets resulting from operations                      $12,566,249
                                                                             ===========

14    The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/99 and the Year Ended 11/30/98

                                                             Six Months            Year
                                                               Ended              Ended
FROM OPERATIONS:                                              5/31/99            11/30/98
  Net investment loss                                      $   (466,752)      $ (1,455,642)
  Net realized gain (loss) on investments                     2,906,982        (10,063,557)
  Change in net unrealized gain or loss on investments       10,126,019        (12,712,316)
                                                           ------------       ------------
   Net increase (decrease) in net assets resulting from
     operations                                            $ 12,566,249       $(24,231,515)
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain:
   Class A ($0.00 and $1.07 per share, respectively)       $         -        $ (3,170,761)
   Class B ($0.00 and $1.07 per share, respectively)                 -          (4,352,791)
                                                           ------------       ------------
    Total distributions to shareholders                    $         -        $ (7,523,552)
                                                           ------------       ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                         $  4,752,438       $ 30,957,112
  Reinvestment of distributions                                      -           6,150,072
  Cost of shares repurchased                                (25,947,539)       (34,367,830)
                                                           ------------       ------------
   Net increase (decrease) in net assets resulting from
    fund share transactions                                $(21,195,101)      $  2,739,364
                                                           ------------       ------------
   Net decrease in net assets                              $ (8,628,852)      $(29,015,703)
NET ASSETS:
  Beginning of period                                        93,779,806        122,795,509
                                                           ------------       ------------
  End of period (including accumulated net investment
    loss of $466,752 and $0, respectively)                 $ 85,150,954       $ 93,779,806
                                                           ============       ============



CLASS A                            '99 Shares       '99 Amount         '98 Shares        '98 Amount
Shares sold                          180,689     $  2,687,420             767,876     $12,406,032
Reinvestment of distributions              -                -             176,116       2,828,423
Less shares repurchased             (808,103)     (11,776,713)         (1,211,206)    (17,264,814)
                                    --------     ------------          ----------     -----------
  Net decrease                      (627,414)    $ (9,089,293)           (267,214)    $(2,030,359)
                                    ========     ============          ==========     ===========
CLASS B
Shares sold                          140,482     $  2,065,018           1,146,851     $18,551,090
Reinvestment of distributions             -                -              207,863       3,321,649
Less shares repurchased             (982,665)     (14,170,826)         (1,167,093)    (17,103,016)
                                    --------     ------------          ----------     -----------
  Net increase (decrease)           (842,183)    $(12,105,808)            187,621     $ 4,769,723
                                    ========     ============          ==========     ===========


The accompanying notes are an integral part of these financial statements.   15

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/99
--------------------------------------------------------------------------------

                                                       Six Months           Year            2/28/97
                                                         Ended              Ended             to
                                                        5/31/99            11/30/98        11/30/97(a)
CLASS A
Net asset value, beginning of period                    $ 13.85            $   17.84        $ 15.00
                                                        -------            ---------        -------
Increase (decrease) from investment operations:
 Net investment loss                                    $ (0.03)           $   (0.15)       $ (0.07)
 Net realized and unrealized gain (loss) on
   investments                                             2.25                (2.77)          2.91
                                                        -------            ---------        -------
  Net increase (decrease) from investment
    operations                                          $  2.22            $   (2.92)       $  2.84
Distributions to shareholders:
 Net realized gain on investments                             -                (1.07)             -
                                                        -------            ---------        -------
Net increase (decrease) in net asset value              $  2.22            $   (3.99)       $  2.84
                                                        -------            ---------        -------
Net asset value, end of period                          $ 16.07            $   13.85        $ 17.84
                                                        =======            =========        =======
Total return*                                             16.03%              (17.17)%        18.93%
Ratio of net expenses to average net assets                2.08%**+             1.85%+         1.76%**+
Ratio of net investment loss to average net assets        (0.70)%**+           (0.83)%+       (0.60)%**+
Portfolio turnover rate                                      91%**                81%            55%**
Net assets, end of period (in thousands)                $32,297            $  36,528        $51,825
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
 Net expenses                                              2.08%**              1.85%          2.12%**
 Net investment loss                                      (0.70)%**            (0.83)%        (0.96)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
 Net expenses                                              2.04%**              1.84%          1.70%**
 Net investment loss                                      (0.66)%**            (0.82)%        (0.54)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/99
--------------------------------------------------------------------------------

                                                         Six Months           Year            2/28/97
                                                            Ended            Ended              to
                                                           5/31/99          11/30/98        11/30/97(a)
CLASS B
Net asset value, beginning of period                    $   13.69         $   17.77          $ 15.00
                                                        ---------         ---------          -------
Increase (decrease) from investment operations:
 Net investment loss                                    $   (0.12)        $   (0.25)         $ (0.16)
 Net realized and unrealized gain (loss) on
   investments                                               2.26             (2.76)            2.93
                                                        ---------         ---------          -------
  Net increase (decrease) from investment
    operations                                          $    2.14         $   (3.01)         $  2.77
Distributions to shareholders:
 Net realized gain on investments                               -             (1.07)               -
                                                        ---------         ---------          -------
Net increase (decrease) in net asset value              $    2.14         $   (4.08)         $  2.77
                                                        ---------         ---------          -------
Net asset value, end of period                          $   15.83         $   13.69          $ 17.77
                                                        =========         =========          =======
Total return*                                               15.63%           (17.78)%          18.47%
Ratio of net expenses to average net assets                  2.73%**+          2.55%+           2.48%**+
Ratio of net investment loss to average net assets          (1.35)%**+        (1.53)%+         (1.32)%**+
Portfolio turnover rate                                        91%**             81%              55%**
Net assets, end of period (in thousands)                $  52,854         $  57,252          $70,971
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
 Net expenses                                                2.73%**           2.55%            2.81%**
 Net investment loss                                        (1.35)%**         (1.53)%          (1.65)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
 Net expenses                                                2.69%**           2.54%            2.42%**
 Net investment loss                                        (1.31)%**         (1.52)%          (1.26)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Micro-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $7,901 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1999.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.


E. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If Pioneer Investment Management, Inc. (PIM) redeems

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/99                             (continued)
--------------------------------------------------------------------------------

   any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.


2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 1999, $82,059 was payable to PIM related to management fees, administrative and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $48,985 in transfer agent fees payable to PSC at May 31, 1999.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $52,036 in distribution fees payable to PFD at May 31, 1999.

In addition, redemptions of each Class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 1999, CDSCs in the amount of $250,195 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 1999, the Fund's expenses were reduced by $16,694 under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 1999, the Fund had no borrowings under this agreement.


7. Affiliated Companies

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of May 31, 1999:

                                               Dividend
Affiliates            Purchases     Sales       Income           Value
---------------------------------------------------------------------------
Riviera Tool Co.       $   -        $   -        $   -        $1,027,425
---------------------------------------------------------------------------

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareowners and the Board of
Trustees of Pioneer Micro-Cap Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Micro-Cap Fund (the Fund) as of May 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Micro-Cap Fund as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Boston, Massachusetts
July 9, 1999

Pioneer Micro-Cap Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers Trustees
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
                                      President
Margaret B.W. Graham                  Eric W. Reckard, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)

Traditional IRA

A Traditional IRA allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA

Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 701/2, although there are income limits for contributions at any age.


401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match Plan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.






         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.



         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
                                      Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund                   Money Market Fund
Pioneer Indo-Asia Fund                Pioneer Cash Reserves Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]

Pioneer Investment Management, Inc.
60 State Street                                  0799 - 6653
Boston, Massachusetts 02109                  (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com              [recycle logo] Printed on Recycled Paper